Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE VT DISCOVERY FUNDSM

WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE VT MONEY MARKET FUND

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUNDSM

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

Supplement dated November 1, 2008, to the Statement of Additional Information dated

May 1, 2008, as previously supplemented on August 1, 2008, and October 1, 2008.

This supplement contains important information about the Funds referenced above (the “Funds”).

On May 7, 2008, at its regular quarterly meeting, the Funds’ Board of Trustees approved the establishment of an Advisory Board. Effective November 1, 2008, Isaiah Harris, Jr. and David F. Larcker have been named as Advisory Board Members.

The following information hereby supplements the information contained in the Management section of the Statement of Additional Information under the new subsection entitled “Advisory Board.”

ADVISORY BOARD MEMBERS

Name and Age	Position Held With Registrant/Length of Service	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
Isaiah Harris, Jr., 56	Advisory Board Member since 2008

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007. President of BellSouth Enterprises from 2004 to 2005 and President of Bellsouth Consumer Services from 2000 to 2003.Currently a member of the Iowa State Board of Governors and a member of the Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.

CIGNA Corporation Deluxe Corporation
David F. Larcker, 58	Advisory Board Member since 2008

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. Member of the Advisory Board for the Center for Excellence in Accounting and Security Analysis at Columbia University since 2003. From 2005 to 2006, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

N/A

Compensation Table

Fiscal Year Ended December 31, 2007

	Advisory Board Member	Advisory Board Member
Fund	Isaiah Harris, Jr.	David F. Larcker
VT Asset Allocation Fund	$0	$0
VT C&B Large Cap Value Fund	$0	$0
VT Discovery Fund	$0	$0
VT Equity Income Fund	$0	$0
VT International Core	$0	$0
VT Large Company Core Fund	$0	$0
VT Large Company Growth Fund	$0	$0
VT Money Market Fund	$0	$0
VT Opportunity Fund	$0	$0
VT Small Cap Growth Fund	$0	$0
VT Small/Mid Cap Value Fund	$0	$0
VT Total Return Bond Fund	$0	$0
Total Compensation from the Fund Complex	$0[1]	$0[1]

Mr. Harris and Mr. Larcker were appointed as Advisory Board Members effective November 1, 2008. Accordingly, neither Mr. Harris nor Mr. Larcker received compensation for the fiscal year ended December 31, 2007.